J.B. HUNT
FINAL MILE SERVICES SEGMENT



DISCLOSURE

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "estimates," or similar expressions are intended to identify these forward-looking statements. These statements are based on J.B. Hunt's current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to J.B. Hunt's reports and filings with the Securities and Exchange Commission.



OVERVIEW

In March 2020, J. B. Hunt Transport Services Inc.'s (the "Company") management changed the way it internally evaluates the performance of its business units and adopted a new segment reporting structure that will begin with the release of Q1 2020 results. As part of this new structure, the Company separated its Dedicated Contract Services (DCS) segment into two reportable segments: DCS and Final Mile Services (FMS). The Company is now comprised of the following segments:

- **Intermodal (JBI)**
  - Largest, 100% 53' high-cube container fleet
  - Largest drayage fleet in North America
  - Priority loading and unloading at major rail terminals
- **Dedicated Contract Services (DCS)**
  - Fleet creation, conversion, and augmentation
  - Design & implementation of value-driven supply chain solutions
  - On-site management
- **Integrated Capacity Solutions (ICS)**
  - Non-asset based offering of dry van, flatbed, refrigerated, expedited, and LTL services.
  - 40- and 20-foot box domestic and international containers and international intermodal services
  - Services to all 50 States, Canada, and Mexico
- **Final Mile Services (FMS)**
  - Largest final mile asset network in the US
  - Provider of both asset and non-asset big and bulky delivery and installation services
  - Nationwide fulfillment and retail-pooling distribution services
- **Truckload (JBT)**
  - One of the largest capacity networks in North America
  - Instant tracking via the Internet
  - GPS trailer tracking

The purpose of the presentation is to provide segment revenue and operating income for DCS and FMS for the Company's 2019 and 2018 fiscal years. Segment revenues and operating income detail by quarter is also provided for these fiscal years.

DCS & FMS BUSINESSES



2019 Revenue Mix
52%
23%
15%
6%
4%
JBI
DCS
ICS
FMS
JBT



2018 Revenue Mix
55%
21%
15%
4%
5%
JBI
DCS
ICS
FMS
JBT



Percentage 2019 Operating Income by Business Segment
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
61%
38%
-2%
-1%
4%
JBI
DCS
ICS
FMS
JBT



Percentage 2018 Operating Income by Business Segment
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
59%
29%
7%
0%
5%
JBI
DCS
ICS
FMS
JBT

DCS & FMS BUSINESSES

	2019					2018				
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
DCS										
Revenue (in thousands)	$ 491,439	$ 536,995	$ 547,101	$ 552,712	$ 2,128,247	$ 410,767	$ 437,550	$ 448,728	$ 491,265	$ 1,788,310
Operating income (in thousands)	$ 50,081	$ 76,240	$ 76,425	$ 74,630	$ 277,376	$ 42,795	$ 55,782	$ 37,287	$ 59,098	$ 194,962
Loads	765,388	850,196	863,077	874,892	3,353,553	626,671	666,718	692,006	743,288	2,728,683
Average length of haul	172	168	168	164		183	179	174	172	
Revenue per truck per week	$ 4,238	$ 4,398	$ 4,384	$ 4,481		$ 4,120	$ 4,311	$ 4,242	$ 4,403	
Average trucks (during the period)	9,135	9,454	9,572	9,721		7,734	7,843	8,190	8,754	
Total trucks (end of period)	9,318	9,544	9,660	9,779		7,808	7,920	8,507	8,929	
Trailing equipment (end of period)	26,457	26,762	26,838	27,015		25,583	24,553	25,161	25,721	
FMS										
Revenue (in thousands)	$ 110,473	$ 142,876	$ 148,987	$ 164,228	$ 566,564	$ 83,713	$ 92,432	$ 94,156	$ 104,544	$ 374,845
Operating income (in thousands)	$ 164	$ (15,751)	$ 1,855	$ 4,935	$ (8,797)	$ (2,233)	$ 2,670	$ (2,297)	$ 318	$ (1,542)
Stops	673,981	1,000,713	1,066,194	1,172,810	3,913,698	347,003	475,637	454,114	477,177	1,753,931
Average trucks (during the period)	1,199	1,256	1,265	1,298		1,105	1,130	1,141	1,160	

Notable items:

FMS average trucks shown above exclude third-party carrier trucks
In July 2017, FMS acquired Special Logistics Dedicated (SLD).
In February 2019, FMS acquired Cory 1st Choice Home Delivery (Cory).
In Q2 2019, FMS recorded a $20 million pre-tax charge to settle a Final Mile claim.
In December 2019, FMS acquired RDI Last Mile Co. (RDI).
In Q3 2018, DCS recorded an $8.4 million pre-tax charge to settle a claim.

SUMMARY

J.B. HUNT

J.B. HUNT Intermodal

J.B. HUNT Dedicated Contract Services

J.B. HUNT Integrated Capacity Solutions

J.B. HUNT Final Mile

J.B. HUNT Truckload

Competitively differentiated

- Unique intermodal network
- Distinct advantages in dedicated segments
- Network economics and brand strength to penetrate new markets

Complemented by industry dynamics

- Shippers need to reduce costs
- Shippers demand on-time service
- Increasingly complex supply-chains

Positioned for growth

- Leading positions in large and consolidating markets
- Clear value proposition for our customers
- Best-in-class systems and technology

THANK YOU

J.B. HUNT®

